Exhibit 10.22(a)

FIRST AMENDMENT

TO

LIMITED PARTNERSHIP AGREEMENT OF

LYONDELL-CITGO REFINING LP

This First Amendment to the Limited Partnership Agreement of LYONDELL-CITGO REFINING LP (this “Amendment”) is made as of January 24, 2006 by and between Lyondell Refining Company LP, a Delaware limited partnership formerly known as Lyondell Refining Company, a Delaware corporation (“Lyondell GP”), Lyondell Refining Partners LP, a Delaware limited partnership, CITGO Gulf Coast Refining, Inc., a Delaware corporation, and CITGO Refining Investment Company, an Oklahoma corporation.

RECITALS

(A) The Partners have heretofore entered into the Limited Partnership Agreement of LYONDELL-CITGO Refining LP dated as of December 31, 1998 (the “Partnership Agreement”) to establish a joint venture in the form of a Delaware limited partnership to engage in the refining business;

(B) On December 31, 2002, Lyondell Refining LP LLC, a Delaware limited liability company (“Lyondell LP”), transferred its ownership interest in LYONDELL-CITGO Refining LP (the “Partnership”) to Lyondell Refining Partners, LP, a Delaware limited partnership, and was admitted as a Substitute Limited Partner to the Partnership;

(C) On December 30, 2005, Lyondell Refining Company, a Delaware corporation and a general partner of the Partnership, converted to a Delaware limited partnership and was admitted as a Substitute General Partner to the Partnership; and

(D) In connection with the conversion of Lyondell GP from a Delaware corporation to a Delaware limited partnership, the Partners desire to amend the Partnership Agreement on the terms set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants of the Partners, it is hereby agreed as follows:

Section 1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Partnership Agreement.

Section 2. Amendments to Definitions. Each of the definitions of “CITO GP”, “CITGO LP”, “Lyondell GP” and “Lyondell LP” in Exhibit 1 is hereby amended by adding “and its successors and assigns as permitted under the Partnership Agreement” to the end of the first sentence thereof.

Section 3. Partnership Interests. Section 2.2 is hereby revised to add the following as the penultimate paragraph:

“As of December 31, 2005, Lyondell GP transferred its 9.10% limited partnership interest to Lyondell LP, and as a result of such transfer, the percentage ownership of the Partnership was as follows:

Lyondell GP	1.00%
CITGO GP	1.00%
Lyondell LP	57.75%
CITGO LP	40.25%

Section 4. Effectiveness of Partnership Agreement; Entire Agreement. Except as amended by this Amendment, all terms and conditions of the Partnership Agreement shall remain in full force and effect among the Partners. The Partnership Agreement, as amended by this Amendment, when read together with the Master Transaction Agreement, the Confidentiality Agreements (as defined in the Master Transaction Agreement) and the Related Agreements contains the entire agreement among the Partners with respect to the subject matter thereof, and there are no other agreements, understandings, representations or warranties between the Partners with respect to the subject matter thereof.

Section 5. Governing Law. This amendment will be governed by and construed in accordance with the laws of the State of Delaware.

Section 6. Severability. In the event that any provision of this Amendment shall finally be determined to be unlawful, such provision shall, so long as the economic and legal substance of the transactions contemplated hereby is not affected in any materially adverse manner as to any Partner, be deemed severed from this Amendment and every other provision of this Amendment shall remain in full force and effect.

Section 7. Counterparts. This Amendment may be executed in separate counterparts, each of which shall constitute an original. All signatures need not be on the same counterpart.

[signature page follows]

IN WITNESS WHEREOF, the Partners have executed this Amendment, by their respective officers thereunto duly authorized, effective as of the date first listed above.

LYONDELL REFINING PARTNERS LP

By:	Lyondell Refining GP LLC, as its general partner

	By:	Lyondell Chemical Company, its sole member
		By:	/s/ Kerry A. Galvin
			Name:	Kerry A. Galvin
			Title:	Senior Vice President, General Counsel and Secretary

CITGO GULF COAST REFINING, INC.

By:	/s/ Jerry E. Thompson
Name: Jerry E. Thompson Title: President

LYONDELL REFINING COMPANY LP

By:	LRC Holdings GP LLC, its general partner

	By:	Lyondell Chemical Company, its sole member
		By:	/s/ Kerry A. Galvin
			Name:	Kerry A. Galvin
			Title:	Senior Vice President, General Counsel and Secretary

CITGO REFINING INVESTMENT COMPANY

By:	/s/ M. Q. Buzan, Jr.
Name: M. Q. Buzan, Jr. Title: V.P. & Treasurer